Bridge Builder Municipal Bond Fund
Summary Prospectus

Ticker: BBMUX	January 8, 2016

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks.  You can find the Fund’s Prospectus, Statement of Additional Information and other information about the Fund online at:

www.bridgebuildermutualfunds.com

You may also obtain this information at no cost by calling 1-855-823-3611 or by e-mail at bridgebuilder@edwardjones.com.  The Fund’s Prospectus and Statement of Additional Information dated September 8, 2015, and supplemented January 6, 2016, are incorporated by reference into this Summary Prospectus.

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Investment Objective

The investment objective of the Bridge Builder Municipal Bond Fund (the “Fund”) is to provide current income exempt from Federal tax, with a secondary goal of preservation of investment principal.

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees(1)	0.36%
Distribution and Service (12b-1) Fees	None
Other Expenses(2)	0.12%
Total Annual Fund Operating Expenses	0.48%
Less Waivers(1)	(0.16)%
Net Annual Fund Operating Expenses	0.32%
(1)
Olive Street Investment Advisers, LLC (the “Adviser”) has contractually agreed, until at least October 28, 2016, to waive its management fees to the extent management fees to be paid to the Adviser exceed the management fees the Adviser is required to pay the Fund’s Sub-advisers.  This contractual agreement may only be changed or eliminated with the approval of the Board of Trustees.  Such waivers are not subject to reimbursement by the Fund.

(2)	Other expenses are based on estimated amounts for the current fiscal year.

Example

The Example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  This Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the Adviser’s agreement to waive management fees until October 28, 2016).  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$33	$138

Portfolio Turnover

The Fund will pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance.  As the Fund is new, it does not have any portfolio turnover as of the date of this Prospectus.

Principal Investment Strategies

The Fund invests, under normal market conditions, at least 80% of its net assets (plus the amount of borrowings for investment purposes) in municipal securities of any maturity or duration whose interest is exempt from Federal income tax.  Municipal securities include debt obligations issued by or on behalf of a governmental entity or other qualifying issuer that pay interest that is, in the opinion of bond counsel to the issuer, generally excludable from gross income for Federal income tax purposes (except that the interest may be includable in taxable income for purposes of the Federal alternative minimum tax (“Federal AMT”)). Municipal securities may be obligations of a variety of issuers, including governmental entities or other qualifying issuers. Issuers may be states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities.

The Fund may invest up to 20% of its net assets in bonds subject to the Federal AMT.  The Fund may invest more than 25% of its total assets in municipal securities financing similar projects, such as those relating to education, health care, and transportation. The Fund may invest up to 30% of its assets in municipal securities rated below investment grade, also known as “junk bonds,” or in unrated municipal securities that a Sub-adviser believes are of comparable quality.  Investment grade securities are those securities that, at the time of purchase, are rated at or above Baa3 by Moody’s Investors Service, Inc. (“Moody’s”), BBB- by Standard & Poor’s Corporation (“S&P”), or an equivalent rating by another nationally recognized securities rating organization (“NRSRO”), or securities that are unrated but deemed by the Sub-adviser to be comparable in quality to instruments that are so rated. The Fund may also invest up to 20% of its net assets in U.S. Treasury futures.  The Fund may buy or sell futures to hedge exposure to risk factors, for speculative purposes or as a substitute for investing in conventional fixed income securities. In addition, the Fund may invest in variable rate demand obligations (“VRDOs”).  The Fund may also invest in privately issued securities (e.g., Rule 144A securities). The Fund may also invest in other investment companies, including open-end or closed-end investment companies and exchange-traded funds (“ETFs”) that have characteristics that are consistent with the Fund’s investment objective.

The Fund’s portfolio is constructed by combining the investment styles and strategies of multiple Sub-advisers that will be retained by the Adviser (each a “Sub-adviser”).  Each Sub-adviser may use both its own proprietary and external research and securities selection processes to manage its allocated portion of the Fund’s assets.

Portfolio securities may be sold at any time.  Sales may occur when a Sub-adviser determines to take advantage of what a Sub-adviser considers to be a better investment opportunity, or when a Sub-adviser believes the portfolio securities no longer represent relatively attractive investment opportunities. A Sub-adviser may also sell portfolio securities because of deterioration in the credit fundamentals of the issuer or to readjust the duration or asset allocation of the Fund’s investment portfolio.

The Adviser is responsible for determining the amount of Fund assets allocated to each Sub-adviser. The Adviser currently intends to allocate Fund assets to the following Sub-advisers:  FIAM LLC (“FIAM”), T. Rowe Price Associates, Inc. (“T. Rowe Price”), and Wells Capital Management, Inc. (“WellsCap”).  The Adviser may adjust allocations to the Sub-advisers at any time or make recommendations to the Board of Trustees with respect to the hiring, termination or replacement of a Sub-adviser.  Below is a summary of each Sub-adviser’s principal investment strategies.

FIAM Investment Strategies

FIAM uses a proprietary customized municipal bond index as a guide in structuring and selecting its investments for its allocated portion of the Fund's assets. This index is a market value-weighted index of short to intermediate investment-grade fixed-rate municipal bonds. FIAM considers a variety of factors when selecting investments, including the credit quality of issuers, security-specific features, current valuations relative to alternatives in the market, short-term trading opportunities resulting from market inefficiencies, and potential future valuations. In managing the portfolio’s exposure to various risks, including interest rate risk, FIAM also considers the market's overall risk characteristics, current pricing of those risks, and internal views of potential future market conditions.

T. Rowe Price Investment Strategies

T. Rowe Price’s investment approach emphasizes in-depth fundamental research, diversification, and strict risk management practices in the pursuit of the Fund’s investment objective.  Investment decisions reflect the portfolio managers’ outlook for interest rates and the economy, as well as the prices, yields, and credit quality of various municipal securities in which T. Rowe Price may invest its allocated portion of the Fund's assets. For example, if T. Rowe Price expects interest rates to fall, it may purchase longer-term securities (to the extent consistent with the Fund’s investment program) in an attempt to seek higher yields and/or capital appreciation. Conversely, if T. Rowe Price expects interest rates to rise, it may seek securities with shorter maturities in an attempt to reduce the degree of price volatility of its allocated portion of the Fund's assets.

WellsCap Investment Strategies

WellsCap starts its investment process with a top-down, macroeconomic outlook to determine the duration and yield curve positioning as well as industry, sector and credit quality allocations of its allocated portion of the Fund's assets. Macroeconomic factors considered may include the pace of economic growth, employment conditions, inflation, and monetary and fiscal policy. In combination with its top-down macroeconomic approach, WellsCap conducts intensive research on individual issuers to uncover solid investment opportunities, especially looking for fixed income securities whose quality may be improving. WellsCap's security selection is based on several factors including improving financial trends, positive industry and sector dynamics, improving economic conditions, specific demographic trends and value relative to other securities.

Principal Risks

Since the Fund will hold securities with fluctuating market prices, the value of the Fund’s shares will vary as its portfolio securities increase or decrease in value.  Therefore, the value of your investment in the Fund could go down as well as up.  You may lose money by investing in the Fund.  The principal risks affecting the Fund that can cause a decline in value are:

•	Active Management Risk. The Fund is actively managed with discretion and may underperform market indices or other mutual funds with similar investment objectives.

•
Credit Risk.    The risk that 1) the issuer of a bond is unable or unwilling to meet the principal or interest payments (i.e. default risk); or 2) the issuer of the bond experiences an actual or anticipated deterioration in credit quality that negatively impacts the price of the bonds.

•
Counterparty Risk.  The Fund may be involved in financial transactions or contracts with other parties.  There is risk these parties may be unable or unwilling to fulfill their obligations, which could adversely impact the value of the Fund.

•
Derivatives Risk.  An investment in derivatives (such as futures, including Treasury futures) may not perform as anticipated by the Sub-advisers, may not be able to be closed out at a favorable time or price, or may increase the Fund’s volatility. Futures may create investment leverage so that when a futures contract is used as a substitute for or alternative to a direct cash investment, the transaction may not provide a return that corresponds precisely with that of the cash investment or when used for hedging purposes, the futures contract may not provide the anticipated protection, causing the Fund to lose money on both the futures contract and the exposure the Fund sought to hedge.  Increases and decreases in the value of the Fund’s portfolio may be magnified when the Fund uses leverage.  Futures are also subject to correlation risk, which is the risk that changes in the value of the futures contract may not correlate perfectly with the underlying asset, rate or index.  The Fund’s use of futures is also subject to market risk and liquidity risk, each of which is described below.

•
High Yield Securities Risk.  High yield, or “junk,” securities involve greater risks of default and are more volatile than investment grade securities because the prospect for repayment of principal and interest of these securities is generally considered speculative.  High-yield securities also may be less liquid than higher quality investments.

•
Interest Rate Risk.  The value of fixed income securities may decline because of increases in interest rates. The risk of future interest rate increases, whether resulting from market forces, government action or other factors, may be greater because rates have been at historically low levels for a long period of time. The value of a fixed income security with greater duration will be more sensitive to changes in interest rates than a similar security with less duration. Duration is a measure of the sensitivity of the price of a fixed income security (or a portfolio of fixed income securities) to changes in interest rates. The prices of fixed income securities with less duration generally will be less affected by changes in interest rates than the prices of fixed income securities with greater duration. For example, a 5-year duration means the fixed income security is expected to decrease in value by 5% if interest rates rise 1% and increase in value by 5% if interest rates fall 1% holding other factors constant.

•
Investment Company and Exchange-Traded Fund Risk.  An investment company, including an exchange-traded fund (“ETF”), in which the Fund invests may not achieve its investment objective or execute its investment strategies effectively or significant purchase or redemption activity by shareholders of such an investment company might negatively affect the value of the investment company’s shares.  The Fund must also pay its pro rata portion of an investment company’s fees and expenses.

•	Investment Strategy Risk. There is no assurance the Fund’s investment objective will be achieved. Investment decisions may not produce the expected results.

•
Liquidity Risk.  Low trading volume, a lack of a market maker, or contractual or legal restrictions may limit the Fund's ability to value securities, or prevent the Fund from selling securities or closing derivative positions at desirable times or prices.

•
Market Risk.  The overall market may perform poorly or the returns from the securities in which the Fund invests may underperform returns from the general securities markets or other types of investments.

•
Multi-Manager and Multi-Style Management Risk.  The Fund allocates its assets to fixed-income asset managers believed to have complementary styles.  These investment styles, at times, may not be complementary and could result in more exposure to certain types of securities.  Because portions of the Fund’s assets are managed by different Sub-advisers using different styles, the Fund could engage in overlapping or conflicting securities transactions.  Overlapping transactions could lead to multiple Sub-advisers purchasing the same or similar securities at the same time, potentially leading to the Fund holding a more concentrated position in these securities. Conversely, certain Sub-advisers may be purchasing securities at the same time other Sub-advisers may be selling those same securities, which may lead to higher transaction expenses compared to the Fund using a single investment management style.

•
Municipal Housing Revenue Bond Risk.  Borrowers may default on the obligations that underlie investments in municipal housing revenue bonds.  Such an impairment of the value of the collateral underlying a security in which the Fund invests may result in a reduction in the value of the security itself.  The structure of some of these securities may be complex and there may be less available information than other types of municipal securities.

•
Municipal Securities Risk.   The value of the Fund’s investments in municipal securities may be adversely affected by unfavorable legislative or political developments and economic developments that impact the financial condition of municipal issuers. For example, a credit rating downgrade, bond default or bankruptcy involving an issuer within a particular state or territory could affect the market values and marketability of many or all municipal obligations of that state or territory. Additionally, the relative amount of publicly available information about the financial condition of municipal securities issuers is generally less than that for corporate securities.

•	New Fund Risk. The Fund is new and has no operating history, and there can be no assurance that the Fund will grow to or maintain an economically viable size.

•
Prepayment and Extension Risk.  When interest rates fall, issuers of high interest debt obligations may pay off the debts earlier than expected (prepayment risk), and the Fund may have to reinvest the proceeds at lower yields.  When interest rates rise, issuers of lower interest debt obligations may pay off the debts later than expected (extension risk), thus keeping the Fund’s assets tied up in lower interest debt obligations.

•
Private Activity Bonds Risk.  Municipalities and other public authorities issue private activity bonds to finance development of industrial facilities for use by a private enterprise.  The private enterprise pays the principal and interest on the bond and the issuing authority does not pledge its full faith, credit and taxing power for repayment. The private enterprise can have a substantially different credit profile than the municipality or public authority.  The Fund’s investments in private activity bonds may subject certain shareholders to the Federal AMT.

•
Privately Issued Securities Risk.  Investment in privately issued securities (e.g., Rule 144A securities) may be less liquid than in publicly traded securities.  Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund or less than what may be considered the fair value of such securities.  Furthermore, companies with securities that are not publicly traded are not subject to the more extensive disclosure and other investor protection requirements that might be applicable if their securities were publicly traded.

•
Portfolio Turnover Risk.  The Fund may buy and sell investments frequently resulting in higher transaction costs, including brokerage commissions. Frequent transactions may increase the amount of capital gains (in particular, short term gains) realized by the Fund and shareholders may pay tax on such capital gains.

•
Redemption Risk.  The Fund may experience losses when selling securities to meet redemption requests.  This risk is greater for redemption requests for a greater number of shares or redemption requests during adverse market conditions.

•
Regulatory and Judicial Risk.  The regulation of security transactions in the United States is a rapidly changing area of law. Securities markets are subject to legislative, regulatory and judicial actions which could have a substantial adverse effect on the Fund's performance.

•
Reinvestment Risk.  Cash flows from fixed income securities are generally reinvested at current market rates.  A decline in market rates may result in less attractive reinvestment opportunities and affect the Fund’s ability to meet its investment objective.

•
Tax Risk.  The Fund will rely on the opinion of issuers’ bond counsel and, in the case of derivative securities, sponsors’ counsel, on the tax-exempt status of interest on municipal bond obligations and payments under tax-exempt derivative securities. Neither the Fund nor its Adviser or Sub-advisers will independently review the bases for those tax opinions, which may ultimately be determined to be incorrect and subject the Fund and its shareholders to substantial tax liabilities.

•
U.S. Government Securities Risk.  U.S. government obligations are affected by changes or expected changes in interest rates, among other things.  While U.S. Treasury obligations are backed by the full faith and credit of the U.S. government, they are still subject to credit risk.  Securities issued or guaranteed by Federal agencies or authorities or U.S. government sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. government.  Moreover, some securities are neither insured nor guaranteed by the U.S. government.  The U.S. Department of the Treasury has the authority to provide financial support to these debt obligations, but no assurance can be given that the U.S. government will do so.

•
Variable Rate Demand Obligations Risk.  Variable rate demand obligations (VRDOs) are floating rate securities that combine an interest in a long-term municipal bond with a right to demand payment at specified short-term intervals before maturity that is supported by an agreement with a bank or other financial institution to fulfill the demand if new investors are not identified.  If the bank or financial institution is unable to meet the demand for a VRDO held by the Fund, the Fund may be unable to liquidate its position in the VRDO.

Performance

Because the Fund commenced operations on the date of this Prospectus, it does not have a full calendar year of performance to compare against a broad measure of market performance.  Accordingly, performance information is not provided at this time.  Performance information will be available after the Fund has been in operation for one calendar year.  At that time, the performance information will provide some indication of the risks of investing in the Fund by comparing it against a broad measure of market performance.  See the Fund’s website www.bridgebuildermutualfunds.com for updated performance information.

Fund Management

Olive Street Investment Advisers, LLC is the investment adviser for the Fund.

Sub-advisers and Portfolio Managers

The Adviser currently intends to allocate Fund assets for each investment strategy to the following Sub-advisers, which allocations may be adjusted at any time:

FIAM

Portfolio Manager	Position with FIAM	Length of Service to the Fund
Jamie Pagliocco	Portfolio Manager	Since Inception
Kevin Ramundo	Portfolio Manager	Since Inception
Mark Sommer	Portfolio Manager	Since Inception

T. Rowe Price

Portfolio Manager	Position with T. Rowe Price	Length of Service to the Fund
James M. Murphy	Vice President, Portfolio Manager, Chairman of Investment Advisory Committee	Since Inception
Charles B. Hill	Vice President, Portfolio Manager, Chairman of Investment Advisory Committee	Since Inception

WellsCap

Portfolio Manager	Position with WellsCap	Length of Service to the Fund
Lyle J. Fitterer, CFA, CPA	Senior Portfolio Manager, Managing Director, and Head of the Tax-Exempt Fixed-Income team	Since Inception
Robert J. Miller	Senior Portfolio Manager	Since Inception

Purchase and Sale of Fund Shares

Fund shares are currently available exclusively to investors participating in Edward Jones Advisory Solutions® (“Advisory Solutions”), an investment advisory program or asset-based fee program sponsored by Edward D. Jones & Co., L.P. (“Edward Jones”).  Therefore, you may purchase Fund shares only from Edward Jones through Advisory Solutions.  There are no initial or subsequent minimum purchase amounts for the Fund.  Orders to sell or “redeem” shares must be placed directly with Edward Jones or your local Edward Jones financial advisor. You may purchase or redeem shares of the Fund on any day the New York Stock Exchange (“NYSE”) is open.

Tax Information

The Fund generally intends to distribute income that is exempt from Federal income tax; however, a portion of the Fund’s distributions may be subject to the Federal AMT, Federal income or capital gains taxation.